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                                                                  Exhibit 24.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 18, 1996, incorporated by reference in Fourth Shift
Corporation's Form 10-K for the year ended December 31, 1995 and to all references to our firm included in this registration statement.


ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
July 19, 1996

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